BIG CAT MINING CORPORATION
                              A Nevada Corporation

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Craig Christy, President and Chief Executive Officer and Phil Mudge, Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-QSB of Big Cat Mining Corporation for the period ended July 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Big Cat Mining Corporation.



Dated September 13, 2005                 /s/ Craig Christy
                                         -------------------------------------
                                         Craig Christy,
                                         President and Chief Executive Officer


                                         /s/ Phil Mudge
                                         -------------------------------------
                                         Phil Mudge
                                         Chief Financial Officer